Q2 2016 Earnings Presentation August 4, 2016 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer Exhibit 99.2

2 Forward-Looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural disasters; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 Q2 2016 Highlights 3 *Non-GAAP measure. See appendix for definition and reconciliation.  Revenues were $1.7 billion in the quarter  Diluted EPS was $2.80 in the quarter, compared to $3.20 in Q2 2015. Diluted EPS in Q2 2015 included the after-tax impacts of the following items: o Favorable insurance litigation settlement of $1.80 per share o Goodwill impairment charge of $0.96 per share  Strong cash flow generation in the quarter and YTD o Cash from operations was $169 million in the quarter; $223 million YTD o Free cash flow* was $121 million in the quarter; $138 million YTD  Total backlog at the end of the quarter was $20.5 billion o New contract awards in the quarter totaled $900 million

4 Q2 2016 Consolidated Results 4 *Non-GAAP measures. See appendix for definitions and reconciliations. $1,745 $1,700 $1,758 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 Q2 2015 Q2 2016 ($ in m illi on s) Revenues GAAP Adjusted* $269 $217 $192 $— $50 $100 $150 $200 $250 $300 Q2 2015 Q2 2016 ($ in m illi on s) Operating Income GAAP Adjusted* 15.4% 12.8% 10.9% —% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0 % Q2 2015 Q2 2016 Operating Margin GAAP Adjusted* $3.20 $2.80 $1.99 $2.32 $— $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Q2 2015 Q2 2016 Diluted EPS GAAP Adjusted*

5 $24 $48 $36 $84 $— $25 $50 $75 $100 $125 $150 Q2 2016 Q2 2016 YTD ($ in m illi on s) Shareholder Distribution Dividends Share Repurchases ($ at cost) Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation.  Completed the planned $167 million discretionary contributions to our qualified pension plans for 2016.  Capital expenditures were 2.8% of revenues in the quarter; 2.5% YTD.  We continue to expect CAPEX for FY 2016 to be between 3.5% and 4.5% of revenues.  Distributed $132 million of the free cash flow* generated YTD to shareholders. $121 $138 $48 $85 $169 $223 $— $50 $100 $150 $200 $250 Q2 2016 Q2 2016 YTD ($ in m illi on s) Cash Flow Generation Cash from Operations CAPEX Fre Cash Flow* Total $60 Total $132

6 Q2 2016 Ingalls Shipbuilding Results 6  Ingalls revenues up 4.7% YoY from the Q2 2015 adjusted revenues due to increased volumes on DDG, LPD and LHA programs.  Segment operating income* and margin* up YoY due to higher risk retirement on the LPD program, partially offset by lower risk retirement on the NSC program. $546 $585 $559 $— $100 $200 $300 $400 $500 $600 $700 Q2 2015 Q2 2016 ($ in m illi on s) Revenues Unadjusted Adjusted* $198 $88 $62 $— $40 $80 $120 $160 $200 $240 Q2 2015 Q2 2016 ($ in m illi on s) Segment Operating Income* Unadjusted Adjusted* 36.3% 15.0% 11.1% —% 10.0% 20.0% 30.0% 40.0 % Q2 2015 Q2 2016 Segment Operating Margin* Unadjusted Adjusted* *Non-GAAP measures. See appendix for definitions and reconciliations.

7 Q2 2016 Newport News Shipbuilding Results 7  Newport News revenues down 6.5% YoY due to lower volumes in Aircraft Carriers, Submarines and Energy.  Segment operating income* down YoY due to lower risk retirement on the VCS program and lower volumes on CVN-72 and CVN-78, partially offset by higher volume on CVN-79. Segment operating margin* relatively flat YoY. $1,166 $1,090 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 Q2 2015 Q2 2016 ($ in m illi on s) Revenues $109 $102 $— $25 $50 $75 $100 $125 Q2 2015 Q2 2016 ($ in m illi on s) Segment Operating Income* 9.3% 9.4% —% 1.5% 3.0% 4.5% 6.0% 7.5% 9.0% 10.5 % Q2 2015 Q2 2016 Segment Operating Margin* *Non-GAAP measures. See appendix for definitions and reconciliations.

8 (182.9)% (22.2)%(14.3)% (200.0)% (150.0)% (100.0)% (50.0)% (0.0)% 50.0 % Segment Operating Margin* Unadjusted Adjusted* $(64) $(6) $(5) $(70) $(55) $(40) $(25) $(10) $5 $20 ($ in m illi on s) Segment Operati g Loss* Unadjusted Adjusted* Q2 2016 Other Segment Results 8 Q2 2015 Q2 2016 Q2 2016 Q2 2015  Other revenues down ~23% YoY due to continued decline in oil and gas services and contract mix.  Segment operating loss* in the quarter of $6 million included $1 million of restructuring cost. $35 $27 $— $10 $20 $30 $40 Q2 2015 Q2 2016 ($ in m illi on s) Revenues *Non-GAAP measures. See appendix for definitions and reconciliations.

9 9 Appendix

10 Non-GAAP Measures Definitions & Reconciliations 10 We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income (loss),” “adjusted segment operating margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and "free cash flow." We internally manage our operations by reference to "segment operating income (loss)" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted operating income, adjusted operating margin, adjusted segment operating income (loss), adjusted segment operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions & Reconciliations Cont’d 11 Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted sales and service revenues is defined as sales and service revenues adjusted for the impact of the insurance litigation settlement at the Ingalls segment in second quarter 2015. Adjusted segment operating income (loss) is defined as segment operating income (loss) adjusted for the impacts of the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment in second quarter 2015. Adjusted segment operating margin is defined as adjusted segment operating income (loss) as a percentage of adjusted sales and service revenues. Adjusted operating income is defined as operating income adjusted for the impacts of the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment in second quarter 2015. Adjusted operating margin is defined as adjusted operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the after-tax impacts of the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment in second quarter 2015 and the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS. Deferred state income taxes are defined as the change in deferred state tax assets and liabilities in the relevant period. These amounts are recorded within operating income, while the current period state income tax expenses are charged to contract costs and included in segment operating income. We present financial measures adjusted for the FAS/CAS Adjustment and deferred state income tax to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Reconciliation – Segment Operating Income & Segment Operating Margin 12 $ in millions 2016 2015 2016 2015 Ingalls revenues 585$ 546$ 1,171$ 1,015$ Newport News revenues 1,090 1,166 2,243 2,227 Other revenues 27 35 51 75 Intersegment eliminations (2) (2) (2) (2) Sales and Service Revenues 1,700 1,745 3,463 3,315 Segment Operating Income Ingalls 88 198 170 243 As a percentage of Ingalls revenues 15.0% 36.3% 14.5% 23.9 % Newport News 102 109 191 202 As a percentage of Newport News revenues 9.4% 9.3% 8.5% 9.1 % Other (6) (64) (11) (74) As a percentage of Other revenues (22.2)% (182.9)% (21.6)% (98.7)% Segment Operating Income 184 243 350 371 As a percentage of sales and service revenues 10.8% 13.9% 10.1% 11.2 % Non-segment factors affecting operating income: FAS/CAS Adjustment 35 28 70 55 Deferred state income taxes (2) (2) (5) (1) Operating Income 217 269 415 425 Interest expense (18) (25) (37) (48) Other, net — — (2) — Federal income taxes (66) (88) (107) (134) Net Earnings 133$ 156$ 269$ 243$ Three Months Ended Six Months Ended June 30 June 30

13 Reconciliation – Adjusted Sales and Service Revenues 13 $ in millions 2016 2015 2016 2015 Ingalls revenues 585$ 546$ 1,171$ 1,015$ Adjustment for insurance litigation settlement — 13 — 13 Ingalls adjusted revenues 585 559 1,171 1,028 Newport News revenues 1,090 1,166 2,243 2,227 Other revenues 27 35 51 75 Intersegment eliminations (2) (2) (2) (2) Adjusted Sales and Service Revenues 1,700$ 1,758$ 3,463$ 3,328$ Three Months Ended Six Months Ended June 30 June 30

14 Reconciliation – Adjusted Segment Operating Income & Adjusted Segment Operating Margin 14 $ in millions 2016 2015 2016 2015 Operating income 217$ 269$ 415$ 425$ As a percentage of sales and service revenues 12.8% 15.4% 12.0% 12.8 % Non-segment factors affecting operating income: FAS/CAS Adjustment (35) (28) (70) (55) Deferred state income taxes 2 2 5 1 Unadjusted Segment Operating Income 184$ 243$ 350$ 371$ As a percentage of sales and service revenues 10.8% 13.9% 10.1% 11.2 % Ingalls segment operating income 88$ 198$ 170$ 243$ Adjustment for insurance litigation settlement — (136) — (136) Ingalls adjusted segment operating income 88 62 170 107 As a percentage of Ingalls adjusted revenues 15.0% 11.1% 14.5% 10.4 % Newport News segment operating income 102 109 191 202 As a percentage of Newport News revenues 9.4% 9.3% 8.5% 9.1 % Other segment operating (loss) (6) (64) (11) (74) Adjustmen for impairment of goodwill — 59 — 59 Other adjusted segment operating (loss) (6) (5) (11) (15) As a percentage of Other revenues (22.2)% (14.3)% (21.6)% (20.0)% Adjusted Segment Operating Income 184$ 166$ 350$ 294$ As a percentage of adjusted sales and service revenues 10.8% 9.4% 10.1% 8.8 % June 30 June 30 Three Months Ended Six Months Ended

15 Reconciliation – Adjusted Operating Income & Adjusted Operating Margin 15 $ in millions 2016 2015 2016 2015 Operating income 217$ 269$ 415$ 425$ As a percentage of sales and service revenues 12.8% 15.4% 12.0% 12.8 % Adjustment for insurance litigation settlement — (136) — (136) Adjustment for impairment of goodwill — 59 — 59 Adjusted Operating Income 217$ 192$ 415$ 348$ As a percentage of adjusted sales and services revenues 12.8% 10.9% 12.0% 10.5 % Three Months Ended Six Months Ended June 30 June 30

16 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS 16 $ in millions, except per share amounts 2016 2015 2016 2015 Net Earnings (Loss) 133$ 156$ 269$ 243$ After-tax adjustment for insurance litigation settlement (1) — (88) — (88) After-tax adjustment for impairment of goodwill (2) — 47 — 47 After-tax adjustment for FAS/CAS Adjustment (3) (23) (18) (45) (36) Adjusted Net Earnings (Loss) 110$ 97$ 224$ 166$ Adjusted Diluted EPS Diluted earnings per share 2.80$ 3.20$ 5.68$ 4.99$ After-tax insurance litigation settlement per share (1) — (1.80) — (1.81) After-tax impairment of goodwill per share (2) — 0.96 — 0.97 After-tax FAS/CAS Adjustment per share (3) (0.48) (0.37) (0.95) (0.74) Adjusted Diluted EPS 2.32$ 1.99$ 4.73$ 3.41$ Three Months Ended Six Months Ended June 30 June 30

17 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS Cont’d 17 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. $ in millions, except per share amounts 2016 2015 2016 2015 (1) Insurance litigation settlement — (136)$ — (136)$ Tax effect at 35% statutory rate* — 48 — 48 After-tax effect — (88)$ — (88)$ Weighted-Average Diluted Shares Outstanding 47.5 48.8 47.4 48.7 Per share impact** — (1.80)$ — (1.81)$ (2) Goodwill impairment charge — 59$ — 59$ Discrete federal tax impact* — (12) — (12) After-tax effect — 47$ — 47$ Weighted-Average Diluted Shares Outstanding 47.5 48.8 47.4 48.7 Per share impact** — 0.96$ — 0.97$ (3) FAS/CAS Adjustment (35)$ (28)$ (70)$ (55)$ Tax effect at 35% statutory rate* 12 10 25 19 After-tax effect (23)$ (18)$ (45)$ (36)$ Weighted-Average Diluted Shares Outstanding 47.5 48.8 47.4 48.7 Per share impact** (0.48)$ (0.37)$ (0.95)$ (0.74)$ Three Months Ended Six Months Ended June 30 June 30

18 Reconciliation – Free Cash Flow 18 ($ in millions) 2016 2015 2016 2015 Net cash provided by (used in) operating activities 169$ 166$ 223$ 176$ Less: Capital expenditures (48) (29) (85) (49) Free cash flow 121$ 137$ 138$ 127$ Six Months Ended June 30 Three Months Ended June 30